UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 30, 2007

DADE BEHRING HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50010	36-3989270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 Deerfield Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (847) 267-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01.        Entry into a Material Definitive Agreement.

Effective May 30, 2007, the company executed the Second Amendment to the Credit Agreement dated April 27, 2005 by and among Dade Behring Inc. and the Lenders party thereto (“Second Amendment”). The Second Amendment extends the maturity date of the Credit Agreement to May 30, 2012 and increases the Commitment amount by $200,000,000, representing an aggregate revolving credit facility amount of $800,000,000.

This brief description of the Second Amendment is qualified in its entirety by reference to the Second Amendment which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item  9.01.        Financial Statements and Exhibits.

(d)                      Exhibit

10.1  Second Amendment to the Credit Agreement dated April 27, 2005 by and among Dade Behring Inc. and the Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DADE BEHRING HOLDINGS, INC.

June 4, 2007	By:	/s/ JOHN M. DUFFEY
John M. Duffey
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Exhibit 10.1	Second Amendment to the Credit Agreement dated April 27, 2005 by and among Dade Behring Inc. and the Lenders party thereto.